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

Heller Equipment Asset Receivables Trust 1999-1
-------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution

Collection Period                                          March 2, 2001      to           April 1, 2001
Determination Date                                        March 10, 2001
Distribution Date                                         April 13, 2001

Available Amounts
-----------------

      Scheduled Payments plus Payaheads, net of Excluded Amounts          6,273,250.61
      Prepayment Amounts                                                  1,205,845.46
      Recoveries                                                            275,699.95
      Investment Earnings on Collection Account and Reserve Fund             12,410.79
      Late Charges                                                           18,420.86
      Servicer Advances                                                     293,087.54

      Total Available Amounts                                             8,078,715.21
      -----------------------                                             ------------

Payments on Distribution Date
-----------------------------

      Trustee Fees (only applicable pursuant to an Event of Default)              0.00

      Unreimbursed Servicer Advances to the Servicer                              0.00

      Monthly Servicing Fee, if Heller Financial, Inc. is not the Servic          0.00

      Interest due to Class A-1 Notes                                             0.00

      Interest due to Class A-2 Notes                                             0.00

      Interest due to Class A-3 Notes                                       344,404.80

      Interest due to Class A-4 Notes                                       146,800.09

      Interest due to Class B Notes                                          22,804.96

      Interest due to Class C Notes                                          22,215.27

      Interest due to Class D Notes                                          29,539.11

      Class A-1 Principal Payment Amount                                          0.00

      Class A-2 Principal Payment Amount                                          0.00

      Class A-3 Principal Payment Amount                                  7,570,942.82

      Class A-4 Principal Payment Amount                                          0.00

      Class B Principal Payment Amount                                            0.00

      Class C Principal Payment Amount                                            0.00

      Class D Principal Payment Amount                                            0.00

      Additional Principal to Class A-2 Notes                                     0.00

      Additional Principal to Class A-3 Notes                                     0.00

      Additional Principal to Class A-4 Notes                                     0.00

      Additional Principal to Class B Notes                                       0.00

      Additional Principal to Class C Notes                                       0.00

      Additional Principal to Class D Notes                                       0.00

      Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer            0.00
      Deposit to the Reserve Fund                                           (57,991.84)
      Excess to Certificateholder                                                 0.00

      Total distributions to Noteholders and Certificateholders           8,078,715.21
      ---------------------------------------------------------           ------------
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Heller Equipment Asset Receivables Trust 1999-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------

      Trustee fees due on Distribution Date                                                                                     0.00


Unreimbursed Servicer Advances
------------------------------

      Unreimbursed Servicer Advances                                                                                            0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

 (i)  Servicing Fee Percentage                                                                                                 0.40%
 (ii) ADCB of Contract Pool as of the 1st day of the Collection Period                                                116,589,505.29
(iii) Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                                                   0.00
 (iv) Servicing Fee accrued but not paid in prior periods                                                                       0.00
      Total Servicing Fee due and accrued ( (iii) + (iv) )                                                                      0.00
      Servicing Fee carried forward                                                                                             0.00

      Monthly Servicing Fee distributed                                                                                         0.00


Class A-1 Interest Schedule
---------------------------

      Opening Class A-1 principal balance                                                                                       0.00
      Class A-1 Interest Rate                                                                                               4.94795%
      Number of days in Accrual Period                                                                                            31
      Current Class A-1 interest due                                                                                            0.00
      Class A-1 interest accrued but not paid in prior periods                                                                  0.00
      Total Class A-1 interest due                                                                                              0.00
      Class A-1 interest carried forward                                                                                        0.00

      Class A-1 interest distribution                                                                                           0.00


Class A-2 Interest Schedule
---------------------------

      Opening Class A-2 principal balance                                                                                        -
      Class A-2 Interest Rate                                                                                                  5.26%
      Current Class A-2 interest due                                                                                             -
      Class A-2 interest accrued but not paid in prior periods                                                                  0.00
      Total Class A-2 interest due                                                                                               -
      Class A-2 interest carried forward                                                                                        0.00

      Class A-2 interest distribution                                                                                            -


Class A-3 Interest Schedule
---------------------------

      Opening Class A-3 principal balance                                                                              75,142,864.70
      Class A-3 Interest Rate                                                                                                  5.50%
      Current Class A-3 interest due                                                                                      344,404.80
      Class A-3 interest accrued but not paid in prior periods                                                                  0.00
      Total Class A-3 interest due                                                                                        344,404.80
      Class A-3 interest carried forward                                                                                        0.00

      Class A-3 interest distribution                                                                                     344,404.80


Class A-4 Interest Schedule
---------------------------

      Opening Class A-4 principal balance                                                                              31,345,216.00
      Class A-4 Interest Rate                                                                                                  5.62%
      Current Class A-4 interest due                                                                                      146,800.09
      Class A-4 interest accrued but not paid in prior periods                                                                  0.00
      Total Class A-4 interest due                                                                                        146,800.09
      Class A-4 interest carried forward                                                                                        0.00

      Class A-4 interest distribution                                                                                     146,800.09
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
Class B Interest Schedule
-------------------------

      Opening Class B principal balance                                                                                 4,702,054.39
      Class B Interest Rate                                                                                                    5.82%
      Current Class B interest due                                                                                         22,804.96
      Class B interest accrued but not paid in prior periods                                                                    0.00
      Total Class B interest due                                                                                           22,804.96
      Class B interest carried forward                                                                                          0.00

      Class B interest distribution                                                                                        22,804.96


Class C Interest Schedule
-------------------------

      Opening Class C principal balance                                                                                 4,126,676.01
      Class C Interest Rate                                                                                                    6.46%
      Current Class C interest due                                                                                         22,215.27
      Class C interest accrued but not paid in prior periods                                                                    0.00
      Total Class C interest due                                                                                           22,215.27
      Class C interest carried forward                                                                                          0.00

      Class C interest distribution                                                                                        22,215.27


Class D Interest Schedule
-------------------------

      Opening Class D principal balance                                                                                 3,865,532.00
      Class D  Interest Rate                                                                                                   9.17%
      Current Class D interest due                                                                                         29,539.11
      Class D interest accrued but not paid in prior periods                                                                    0.00
      Total Class D interest due                                                                                           29,539.11
      Class D interest carried forward                                                                                          0.00

      Class D interest distribution                                                                                        29,539.11


Class A-1 Principal Schedule
----------------------------

      Class A-1 Maturity Date                                                                                           May 15, 2000
 (i)  Opening Class A-1 principal balance                                                                                       0.00
 (ii) Aggregate outstanding principal of Notes plus Overcollateralization Balance                                     119,182,343.10
(iii) ADCB as of last day of the Collection Period                                                                    108,304,957.59
 (iv) Monthly Principal Amount ( (ii) - (iii) )                                                                        10,877,385.51
      Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                                            0.00
      Class A-1 Principal Payment Amount distribution                                                                           0.00

      Class A-1 Principal Balance after current distribution                                                                    0.00


Class A Principal Payment Amount
--------------------------------

 (i)  Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount                                           108,488,080.70
 (ii) Class A Target Investor Principal Amount (90.9583% * ending ADCB)                                                98,512,348.24
      Class A Principal Payment Amount                                                                                  7,975,732.46
      Funds available for distribution                                                                                  7,570,942.82


Class A-2 Principal Schedule
----------------------------

      Opening Class A-2 principal balance                                                                                        -
      Class A-2 Principal Payment Amount distribution                                                                           0.00

      Class A-2 principal balance after current distribution                                                                     -


Class A-3 Principal Schedule
----------------------------

      Opening Class A-3 principal balance                                                                              75,142,864.70
      Class A-3 Principal Payment Amount distribution                                                                   7,570,942.82

      Class A-3 principal balance after current distribution                                                           67,571,921.88
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
Class A-4 Principal Schedule
----------------------------

      Opening Class A-4 principal balance                                                                              31,345,216.00
      Class A-4 Principal Payment Amount distribution                                                                           0.00

      Class A-4 principal balance after current distribution                                                           31,345,216.00


Class B Principal Schedule
--------------------------

      Opening Class B principal balance                                                                                 4,702,054.39
      Class B Target Investor Principal Amount (3.7674% * ending ADCB)                                                  4,080,280.97
      Class B Floor                                                                                                     2,562,116.75
      Class B Principal Payment Amount due                                                                                621,773.42
      Class B Principal Payment Amount distribution                                                                             0.00

      Class B principal balance after current distribution                                                              4,702,054.39


Class C Principal Schedule
--------------------------

      Opening Class C principal balance                                                                                 4,126,676.01
      Class C Target Investor Principal Amount (3.0139% * ending ADCB)                                                  3,264,203.12
      Class C Floor                                                                                                     3,712,332.82
      Class C Principal Payment Amount due                                                                                414,343.19
      Class C Principal Payment Amount distribution                                                                             0.00

      Class C principal balance after current distribution                                                              4,126,676.01


Class D Principal Schedule
--------------------------

      Opening Class D principal balance                                                                                 3,865,532.00
      Class D Target Investor Principal Amount (1.5070% * ending ADCB)                                                  1,632,155.71
      Class D Floor                                                                                                     3,865,532.00
      Class D Principal Payment Amount due                                                                                      0.00
      Class D Principal Payment Amount distribution                                                                             0.00

      Class D principal balance after current distribution                                                              3,865,532.00


Additional Principal Schedule
-----------------------------

      Floors applicable (Yes/No)                                                                                                 Yes
      Monthly Principal Amount                                                                                         10,877,385.51
      Sum of Principal Payments payable on all classes                                                                  9,011,849.06
      Additional Principal  payable                                                                                     1,865,536.45
      Additional Principal available, if payable                                                                                0.00

      Class A-2 Additional Principal allocation                                                                                 0.00
      Class A-2 principal balance after current distribution                                                                     -

      Class A-3 Additional Principal allocation                                                                                 0.00
      Class A-3 principal balance after current distribution                                                           67,571,921.88

      Class A-4 Additional Principal allocation                                                                                 0.00
      Class A-4 principal balance after current distribution                                                           31,345,216.00

      Class B Additional Principal allocation                                                                                   0.00
      Class B principal balance after current distribution                                                              4,702,054.39

      Class C Additional Principal allocation                                                                                   0.00
      Class C principal balance after current distribution                                                              4,126,676.01

      Class D Additional Principal allocation                                                                                   0.00
      Class D principal balance after current distribution                                                              3,865,532.00
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
Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

 (i)  Servicing Fee Percentage                                                                                                 0.40%
 (ii) ADCB of Contract Pool as of the 1st day of the Collection Period                                                116,589,505.29
(iii) Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                                           38,863.17
 (iv) Servicing Fee accrued but not paid in prior periods                                                               1,377,411.44
      Total Servicing Fee due and accrued ( (iii) + (iv) )                                                              1,416,274.61
      Servicing Fee carried forward                                                                                     1,416,274.61

      Monthly Servicing Fee distributed                                                                                         0.00


Reserve Fund Schedule
---------------------

      ADCB as of the end of the Collection Period                                                                     108,304,957.59
      Required Reserve Amount (ending ADCB * 0.70%)                                                                       758,134.70
      Prior month Reserve Fund balance                                                                                    816,126.54
      Deposit to Reserve Fund - excess funds                                                                                    0.00
      Interim Reserve Fund Balance                                                                                        816,126.54
      Current period draw on Reserve Fund for Reserve Interest Payments                                                         0.00
      Current period draw on Reserve Fund for Reserve Principal Payments                                                   57,991.84
      Excess to Certificateholder                                                                                               0.00
      Ending Reserve Fund balance                                                                                         758,134.70

      Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period                                      0.70%

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Heller Equipment Asset Receivables Trust 1999-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

      Class A-1
      ---------
      Class A-1 principal balance                                                                            0.00
      Initial Class A-1 principal balance                                                          130,040,761.00

      Note factor                                                                                     0.000000000


      Class A-2
      ---------
      Class A-2 principal balance                                                                            0.00
      Initial Class A-2 principal balance                                                           66,680,434.00

      Note factor                                                                                     0.000000000


      Class A-3
      ---------
      Class A-3 principal balance                                                                   67,571,921.88
      Initial Class A-3 principal balance                                                          135,293,633.00

      Note factor                                                                                     0.499446429


      Class A-4
      ---------
      Class A-4 principal balance                                                                   31,345,216.00
      Initial Class A-4 principal balance                                                           31,345,216.00

      Note factor                                                                                     1.000000000


      Class B
      -------
      Class B principal balance                                                                      4,702,054.39
      initial Class B principal balance                                                              9,663,831.00

      Note factor                                                                                     0.486562150


      Class C
      -------
      Class C principal balance                                                                      4,126,676.01
      Initial Class C principal balance                                                              7,731,065.00

      Note factor                                                                                     0.533778465


      Class D
      -------
      Class D principal balance                                                                      3,865,532.00
      Initial Class D principal balance                                                              3,865,532.00

      Note factor                                                                                     1.000000000
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Heller Equipment Asset Receivables Trust 1999-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------

 (i)  Outstanding Principal Amount of the Notes as of the preceding Distribution Date                                119,182,343.10
 (ii) Overcollateralization Balance as of the preceding Distribution Date                                             (2,592,837.81)
(iii) Monthly Principal Amount                                                                                        10,877,385.51
 (iv) Available Amounts remaining after the payment of interest                                                        7,512,950.98
 (v)  ADCB as of the end of the Collection Period                                                                    108,304,957.59
      Cumulative Loss Amount                                                                                             771,596.72


Class B Floor Calculation
-------------------------

      Class B Floor percentage                                                                                                1.86%
      Initial ADCB                                                                                                   386,553,237.98
      Cumulative Loss Amount for current period                                                                          771,596.72
      Sum of Outstanding Principal Amount of Class C Notes, Class D Notes and Overcollateralization Balance            5,399,370.20
      Class B Floor                                                                                                    2,562,116.75


Class C Floor Calculation
-------------------------

      Class C Floor percentage                                                                                                1.09%
      Initial ADCB                                                                                                   386,553,237.98
      Cumulative Loss Amount for current period                                                                          771,596.72
      Sum of Outstanding Principal Amount of Class D Notes and Overcollateralization Balance                           1,272,694.19
      Class C Floor                                                                                                    3,712,332.82


Class D Floor Calculation
-------------------------

      Class D Floor percentage                                                                                                0.47%
      Initial ADCB                                                                                                   386,553,237.98
      Cumulative Loss Amount for current period                                                                          771,596.72
      Overcollateralization Balance                                                                                   (2,592,837.81)
      Class D Floor                                                                                                    3,865,532.00


Heller Financial, Inc. is the Servicer (Yes/No)                                                                                  Yes

An Event of Default has occurred  (Yes/No)                                                                                        No



10% Substitution Limit Calculation
----------------------------------

      ADCB as of the Cut-off Date:                                                                                   386,553,237.98

      Cumulative DCB of Substitute Contracts replacing materially modified contracts                                   5,700,693.36
      Percentage of Substitute Contracts replacing materially modified contracts                                              1.47%

      Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                                        No


5% Skipped Payment Limit Calculation
------------------------------------

      The percent of contracts with Skipped Payment modifications                                                             0.09%
      The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                                            No
      Any Skipped Payments have been deferred later than January 1, 2006                                                          No
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Heller Equipment Asset Receivables Trust 1999-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data

ADCB as of the first day of the Collection Period                                                                     116,589,505.29
ADCB as of the last day of the Collection Period                                                                      108,304,957.59

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                           1,014,782.96
Number of Contracts that became Defaulted Contracts during the period                                                             11
Defaulted Contracts as a percentage of ADCB (annualized)                                                                      11.24%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                                715,292.21
Number of Prepaid Contracts as of the last day of the Collection Period                                                            7

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                            0.00
Number of Substitute Contracts as of the last day of the Collection Period                                                         0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                                69,595.83
Number of Warranty Contracts as of the last day of the Collection Period                                                           3

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                          275,699.95

Cumulative Servicer Advances paid by the Servicer                                                                      20,105,322.62
Cumulative reimbursed Servicer Advances                                                                                19,812,235.08


Delinquencies and Losses                             Dollars                                Percent
------------------------                             -------                               --------

      Current                                    99,727,010.05                              92.08%
      31-60 days past due                         6,418,503.15                               5.93%
      61-90 days past due                         1,295,765.10                               1.20%
      Over 90 days past due                         863,679.29                               0.80%
                                              -----------------                        ------------
      Total                                     108,304,957.59                             100.00%

      31+ days past due                           8,577,947.54                               7.92%


 (i)  Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)                                        9,814,649.37
 (ii) Cumulative Recoveries realized on Defaulted Contracts                                                            2,399,216.21
      Cumulative net losses to date  ( (i) - (ii) )                                                                    7,415,433.16
      Cumulative net losses as a percentage of the initial ADCB                                                               1.92%